HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,

                                POWER OF ATTORNEY

        Robert J. Clark                            Millard H. Pryor, Jr.
        Winifred E. Coleman                        Lowndes A. Smith
        George R. Jay                              John K. Springer
        William A. O'Neill                         David M. Znamierowski


do hereby jointly and severally authorize Kevin J. Carr, Marilyn T. West, Lynda Godkin or Marianne O'Doherty, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each above-described Fund.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


  /s/ Robert J. Clark                     Dated    January 27, 2000
--------------------------------               -------------------------------
Robert J. Clark


/s/  Winifred E. Coleman                  Dated     January 27, 2000
--------------------------------               -------------------------------
Winifred E. Coleman


  /s/ George R. Jay                       Dated     January 27, 2000
--------------------------------               -------------------------------
George R. Jay


  /s/ William A. O'Neill                  Dated     January 27, 2000
--------------------------------               -------------------------------
William A. O'Neill
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 /s/ Millard H. Pryor, Jr.                Dated     January 21, 2000
--------------------------------               -------------------------------
Millard H. Pryor, Jr.


  /s/ Lowndes A. Smith                    Dated     January 27, 2000
--------------------------------               -------------------------------
Lowndes A. Smith


/s/ John K. Springer                      Dated     January 27, 2000
--------------------------------               -------------------------------
John K. Springer


  /s/ David M. Znamierowski               Dated     January 27, 2000
--------------------------------               -------------------------------
David M. Znamierowski